9. Reverse Merger and Recapitalization (Dec 2014 Note)	7 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
9. Reverse Merger and Recapitalization

On November 21, 2014 we recapitalized the previously outstanding 48,500,000 outstanding shares of HDIMAX, Inc. common stock via a reverse merger with a wholly-owned subsidiary of Indigo-Energy, Inc., a public shell company. In order to complete the reverse merger, Indigo-Energy, Inc., defined as the legal acquirer, issued 712,121,205 shares of restricted and unregistered shares of common stock. The issuance of the shares of common stock resulted in a change of control of Indigo-Eneregy, Inc. in which the previous shareholder of HDIMAX, Inc. obtained approximately 94% of the consolidated Company immediately following the transaction.

Further, in accounting for the reverse merger, HDIMAX is deemed to be the accounting acquirer. Since as of the date of the transaction, Indigo-Energy, Inc., the legal acquirer also deemed the accounting acquiree, was considered a shell company as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, we determined the transaction was capital in nature rather than a business combination. Correspondingly, in accordance with the Rules and Regulations as promulgated by the Securities and Exchange Commission (“SEC”), we recognized the issuance of the restricted and unregistered shares of common stock based on the assumption of net monetary liabilities, along with a recapitalization. On the date of merger we assumed net liabilities of $107,901. Additionally, as a result of the par value of the stock being excess of the net liabilities assumed and the pre-merger equity of the shell company, we recognized an adjustment to our accumulated deficit of $820,022 associated with the completion of the transaction since the par value and assumed liabilities exceeded our previous excess capital.